UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2017 (April 25, 2017)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Arlington Asset Investment Corp. (the “Company”) issued a press release on April 25, 2017 announcing its financial results for the quarter ended March 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01Regulation FD Disclosure.

The Company has posted an updated investor presentation to its website, www.arlingtonasset.com.  A copy of the slide presentation is attached as Exhibit 99.2 hereto and incorporated herein by reference.  The foregoing information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

Forward-Looking Statements Disclaimer

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding future results or expectations about our investments, interest rates, portfolio allocation, dividends, financing agreements, returns on invested capital, investment strategy, taxes, portfolio, earnings, book value, housing market, compensation, growth in capital, agency mortgage-backed security (“MBS”) spreads, prepayments, hedging instruments, duration, credit performance of private-label MBS, cash flow and benefit of deferred tax asset value.  Forward-looking statements can be identified by forward-looking language, including words such as “believes,” “anticipates,” “views,” “expects,” “estimates,” “intends,” “may,” “plans,” “projects,” “potential,” “prospective,” “will” and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made.  Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control.  Forward-looking statements are further based on various operating and return assumptions. Caution must be exercised in relying on forward-looking statements.  Due to known and unknown risks, actual results may differ materially from expectations or projections. You should carefully consider these risks when you make a decision concerning an investment in our common stock or senior notes, along with the following factors, among others, that may cause our actual results to differ materially from those described in any forward-looking statements: availability of, and our ability to deploy, capital; growing our business primarily through our current strategy of focusing on acquiring primarily agency MBS; our ability to forecast our tax attributes, which are based upon various facts and assumptions, and our ability to protect and use our net operating losses and net capital losses  to offset future taxable income, including whether our shareholder rights plan will be effective in preventing an ownership change that would significantly limit our ability to utilize such losses; our business, acquisition, leverage, asset allocation, operational, investment, hedging and financing strategies and the success of these strategies; the effect of changes in prepayment rates, interest rates and default rates on our portfolio; the effect of governmental regulation and actions; our ability to roll our repurchase agreements on favorable terms, if at all; our liquidity; our asset valuation policies; our decisions with respect to, and ability to make, future dividends; investing in assets other than MBS or pursuing business activities other than investing in MBS; our ability to maintain our exclusion from the definition of “investment company” under the Investment Company Act of 1940, as amended; our decision to not elect to be taxed as a real estate investment trust under the Internal Revenue Code; competition for investment opportunities, including competition from the U.S. Department of Treasury  and the U.S. Federal Reserve, for investments in agency MBS, as well as the timing of the termination by the U.S. Federal Reserve of its purchases of agency MBS; the federal conservatorship of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and related efforts, along with any changes in laws and regulations affecting the relationship between Fannie Mae and Freddie Mac and the federal government; mortgage loan prepayment activity, modification programs and future legislative action; changes in, and success of, our acquisition, hedging and leverage strategies, changes in our asset allocation and changes in our operational policies, all of which may be changed by us without shareholder approval; failure of sovereign or municipal entities to meet their debt obligations or a downgrade in the credit rating of such debt obligations; fluctuations of the value of our hedge instruments; fluctuating quarterly operating results; changes in laws and regulations and industry practices that may adversely affect our business; volatility of the securities markets and activity in the secondary securities markets in the United States and elsewhere; our ability to successfully expand our business into areas other than investing in MBS; changes in, and our ability to remain in compliance with, law, regulations or governmental policies affecting our business; and the factors described in the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, subsequent Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC from time to time.  All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect us. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Arlington Asset Investment Corp. Press Release dated April 25, 2017.

99.2	First Quarter 2017 Investor Presentation posted to the Company’s website.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: April 26, 2017
	By:	/s/ Richard E. Konzmann
	Name:	Richard E. Konzmann
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Arlington Asset Investment Corp. Press Release dated April 25, 2017.

99.2	First Quarter 2017 Investor Presentation posted to the Company’s website.